EXHIBIT 10.1

TENTH OMNIBUS AMENDMENT TO

FOURTH AMENDED AND RESTATED RECEIVABLES

FUNDING AND ADMINISTRATION AGREEMENT

AND

THIRD AMENDED AND RESTATED RECEIVABLES

SALE AND SERVICING AGREEMENT

This TENTH OMNIBUS AMENDMENT (this “Amendment”), dated as of April 10, 2020, is entered into by and among SIT FUNDING CORPORATION (the “Borrower”), SYNNEX CORPORATION (“Synnex”), individually and in its capacity as Servicer and an Originator, HYVE SOLUTIONS CORPORATION (“Hyve”), in its capacity as an Originator, WESTCON GROUP NORTH AMERICA, INC. (“WestCon”), in its capacity as an Originator, MUFG BANK, LTD. F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Administrative Agent for the Committed Lenders and Discretionary Lenders (in such capacity, the “Administrative Agent”), and the MANAGING AGENTS, COMMITTED LENDERS and DISCRETIONARY LENDERS listed on the signature pages hereto, and is the (i) EIGHTEENTH AMENDMENT TO THE FOURTH AMENDED AND RESTATED RECEIVABLES FUNDING AND ADMINISTRATION AGREEMENT (as described below), and (ii) SEVENTEENTH AMENDMENT TO THE THIRD AMENDED AND RESTATED RECEIVABLES SALE AND SERVICING AGREEMENT (as described below).

RECITALS

A.WHEREAS, the Borrower, the Administrative Agent and each of the Managing Agents, Committed Lenders and Discretionary Lenders party thereto are parties to that certain Fourth Amended and Restated Receivables Funding and Administration Agreement, dated as of November 12, 2010 (together with all exhibits and schedules thereto, and as heretofore amended, restated or supplemented, the “RFA”);

B.WHEREAS, each of the persons signatory thereto from time to time as Originators, Synnex, in its capacity as servicer thereunder, and the Borrower, as buyer, are parties to that certain Third Amended and Restated Receivables Sale and Servicing Agreement, dated as of January 23, 2009 (together with all exhibits and schedules thereto, and as heretofore amended, restated or supplemented, the “SSA”);

C.WHEREAS, the Borrower, the Administrative Agent and the Requisite Lenders desire to amend and modify certain terms of the RFA as hereinafter set forth, and the Borrower, Synnex, Hyve, WestCon and the Administrative Agent desire to amend and modify certain terms of the SSA as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.Certain Defined Terms.  Capitalized terms that are used herein without definition shall have the same meanings herein as in Annex X to SSA and RFA.

2.Amendment to the RFA. The parties to the RFA hereby agree that the RFA is amended as follows:

(a)Section 8.01(t) of the RFA is hereby amended in its entirety to read:

“(t) on any date of determination, (i) the Default Trigger Ratio shall exceed 2.25%; (ii) the Delinquency Trigger Ratio shall exceed 4.75%; (iii) the Dilution Trigger Ratio shall exceed 6.00%; or (iv) the Receivables Collection Turnover Trigger shall exceed 47.5 days; or”.

3.Amendments to Annex X to the SSA and the RFA.  The parties to the RFA and the SSA hereby agree that Annex X to the SSA and the RFA is amended as follows:

(a)Clause (iii) of the definition of “Excluded Receivable” in Section 1 of Annex X to the SSA and the RFA is hereby amended in its entirety to read:

“(iii) any Receivable designated as an “Excluded Receivable” in the Fee Letter from time to time, or”.

(b)The definition of “Fee Letter” in Section 1 of Annex X to the SSA and the RFA is hereby amended by replacing the text “third amended and restated fee letter, dated as of the 2018 Effective Date” where it appears therein with the text “fourth amended and restated fee letter, dated as of April 10, 2020” in its place.

(c)The definition of “Final Advance Date” in Section 1 of Annex X to the SSA and the RFA is amended by replacing the date “May 7, 2020” where it appears therein with the date “July 10, 2020” in its place.

(d)The definition of “Special Obligor” in Section 1 of Annex X to the SSA and the RFA is hereby amended by replacing the text “the 2018 Effective Date” where it appears therein with the text “April 10, 2020” in its place.

4.Representations and Warranties.  Each of Synnex, Hyve, WestCon and the Borrower represents and warrants for itself, on the Effective Date, as follows:

(a)It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

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(c)No consent, approval, authorization or order of, or filing (except for any filing required by federal securities laws), registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment that has not already been obtained.

(d)The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its organization documents or (ii) violate, contravene or conflict in any material respect with any laws applicable to such Person.

(e)Immediately after giving effect to this Amendment, (i) the representations and warranties of the Borrower set forth in the RFA and the representations and warranties of Synnex, Hyve and WestCon set forth in the SSA shall be true and correct (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof, in which case, such representations and warranties shall be true and correct as of such other date), (ii) no Termination Event, Incipient Termination Event, Servicer Termination Event or Incipient Servicer Termination Event shall have occurred and be continuing, (iii) no Funding Excess exists and (iv) the Facility Termination Date has not occurred.

5.Effect of Amendment.  Except as expressly amended and modified by this Amendment, all provisions of the RFA and the SSA shall remain in full force and effect. After this Amendment becomes effective, all references in the RFA and the SSA to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the RFA or the SSA, as applicable, shall be deemed to be references to the RFA and the SSA as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the RFA or the SSA other than as set forth herein.

6.Effectiveness.  This Amendment shall become effective (the “Effective Date”) upon receipt by the Administrative Agent of (a) counterparts of this Amendment, executed by each of the parties hereto; (b) counterparts of that certain Fourth Amended and Restated Fee Letter, dated as of the date hereof, executed by the parties thereto; (c) counterparts of that certain Repurchase Agreement, dated as of the date hereof, duly executed by the parties thereto (the “Repurchase Agreement”); and (d) payment of the Repurchase Price (as defined in the Repurchase Agreement) pursuant to Section 2 of the Repurchase Agreement.

7.Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy electronically (e.g. pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

8.Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

9.Severability.  Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any

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provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

10.Section Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the RFA or the SSA or any provision hereof or thereof.

11.Related Document.  This Amendment is a Related Document and all references to a “Related Document” in the RFA, the SSA and the other Related Documents (including, without limitation, all such references in the representations and warranties in the RFA, the SSA and the other Related Documents) shall be deemed to include this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

SIT FUNDING CORPORATION, as the Borrower

By:/s/Simon Leung
Name:  Simon Leung
Title:  Senior Vice President, General Counsel, and Corporate Secretary

SYNNEX CORPORATION, individually and as Servicer and as an Originator

By: /s/Simon Leung
Name:  Simon Leung
Title:  Senior Vice President, General Counsel, and Corporate Secretary

HYVE SOLUTIONS CORPORATION, as an Originator

By: /s/Simon Leung
Name:  Simon Leung
Title:  Senior Vice President, General Counsel, and Corporate Secretary

WESTCON GROUP NORTH AMERICA, INC., as an Originator

By: /s/Simon Leung
Name:  Simon Leung
Title:  Senior Vice President, General Counsel, and Corporate Secretary

MUFG BANK, LTD. F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Administrator for Gotham Funding Corporation, as Managing Agent for the MUFG Lender Group and as the MUFG Committed Lender

By: /s/Eric Williams
Name: Eric Williams
Title:Managing Director

GOTHAM FUNDING CORPORATION, as the MUFG Discretionary Lender

By: /s/Kevin J. Corrigan
Name:Kevin J. Corrigan
Title:Vice President

MUFG BANK, LTD. F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Administrative Agent

By: /s/Eric Williams
Name: Eric Williams
Title:Managing Director

THE BANK OF NOVA SCOTIA, as Administrator for Liberty Street Funding LLC, as Managing Agent for the BNS Lender Group and as the BNS Committed Lender

By: /s/Doug Noe
Name: Doug Noe
Title:Managing Director

Liberty Street Funding LLC, as the BNS Discretionary Lender

By: /s/Jill A. Russo
Name:Jill A. Russo
Title:Vice President

SMBC NIKKO SECURITIES AMERICA, INC., as Administrator for Manhattan Asset Funding Company LLC and as Managing Agent for the  SMBC Lender Group

By: /s/Yukimi Konno
Name:Yukimi Konno
Title:Managing Director

SUMITOMO MITSUI BANKING CORPORATION, as the SMBC Committed Lender

By: /s/Hiroshi Mizumoto
Name:Hiroshi Mizumoto
Title:Executive Director

MANHATTAN ASSET FUNDING COMPANY LLC, as the SMBC Discretionary Lender

By:MAF Receivables Corp., its sole member

By: /s/Lori Rezza
Name:Lori Rezza
Title:Vice President

BANK OF AMERICA, N.A., as Managing Agent for the BANA Lender Group and as the BANA Committed Lender

By: /s/Christopher Haynes
Name: Christopher Haynes
Title:Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Managing Agent for the Wells Lender Group and as the Wells Committed Lender

By: /s/Dale Abernathy
Name: Dale Abernathy
Title:Director